UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 6, 2005

GUARDIAN TECHNOLOGIES INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-28238	54-1521616
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

516 Herndon Parkway, Herndon, Virginia 20170
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (703) 464-5495

____________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 3.02

Unregistered Sales of Equity Securities

During the period April 15, 2005 through July 13, 2005, Guardian Technologies International, Inc. (the “Company”), issued an aggregate of 45,000 shares to certain accredited investors upon cancellation of certain outstanding Series B common stock purchase warrants.

During July and August, 2005, the Company issued an aggregate of 997,500 shares of common stock in a private placement to accredited investors for aggregate gross proceeds to the Company of approximately $1,995,000 before deduction of certain fees and expenses (and in addition to the private placement of 1,327,500 shares previously reported on a Form 8-K filed with the Commission on July 20, 2005).  The Company paid a commission to Berthel Fisher & Company Financial Services, Inc. (“Berthel Fisher”), of $70,000 in connection with the sale of 500,000 shares of common stock and issued an aggregate of 50,000 placement agent warrants to Berthel Fisher.  The placement agent warrants are exercisable at a price of $2.60 per share for a period of five years from the date of issuance, contain certain anti-dilution provisions, a piggyback registration right, a cashless exercise provision and other customary provisions.

On July 11, 2005, the Company issued 50,000 shares to an investor relations firm as consideration for providing certain consulting services.

On September 14 and 15, 2005, an investment banking firm exercised an aggregate of 23,940 warrants pursuant to the cashless exercise provisions of certain placement agent’s warrants held by such investment banking firm and was issued an aggregate of 14,242 shares of restricted common stock.

During the period April 13 through October 4, 2005, the Company issued an aggregate of 911,941 shares of restricted common stock to certain accredited investors upon the exercise of outstanding common stock purchase warrants, for gross proceeds to the Company of approximately $2,415,345.  The warrants had been issued as part of units of securities in a 2004 private placement by the Company.

The foregoing securities were issued or sold exclusively to accredited investors pursuant to Rule 506 of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”).  The foregoing securities were not registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements under the Securities Act.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GUARDIAN TECHNOLOGIES INTERNATIONAL, INC.
Date: October 11, 2005	By: /s/ Michael W. Trudnak Chief Executive Officer

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